SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) August 6, 2003
                                                         ---------------


                              SPEAR & JACKSON, INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                      000-32013               91-2037081
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(State of other jurisdiction   (Commission File Number)    (IRS Employer
   or incorporation)                                        Identification No.)


         2200 Corporate Boulevard, Suite 314, Boca Raton, Florida 33431
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (561) 999-9011
                                                           ---------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 6, 2003, the Company reported operating results for the quarter ended June 30, 2003 and announced a conference call to be held on August 6, 2002.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated August 6, 2003
99.2     Press Release dated August 6, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      SPEAR & JACKSON, INC.



                                             By:      Dennis Crowley
                                                      -----------------------
                                                      Dennis Crowley
                                                      Chief Executive Officer

DATED:  August 6, 2003